Exhibit 99.1

For Immediate Release

Starwood Property Trust Reports Results for the

Quarter Ended September 30, 2020

– Quarterly GAAP Earnings of $0.52 and Core Earnings of $0.50 per Diluted Share –

– Originated or Acquired $1.5 Billion of Assets –

– Paid Third Quarter Dividend of $0.48 per Share –

– Subsequent to Quarter End, Issued $550 Million of Corporate Debt –

GREENWICH, Conn., November 5, 2020 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended September 30, 2020.  The Company’s third quarter 2020 GAAP net income was $151.8 million, or $0.52 per diluted share, and Core Earnings (a non-GAAP financial measure) was $148.6 million, or $0.50 per diluted share.

“We shifted from a cautious stance in the second quarter and deployed $1.5 billion in the third quarter, taking advantage of the most compelling risk adjusted returns presented across our various business lines. We also proactively addressed the near-term maturity of our $500 million February 2021 notes by successfully completing two successful debt raises, including issuing our first ever sustainability bond.

Our diversified platform showed its power versus pure play commercial mortgage REITs, as we deployed nearly two thirds of the capital this quarter outside our core commercial real estate lending business. Our owned real estate portfolio, over half of which consists of affordable housing, continues to shine, producing a cash on cash yield exceeding 15%. We estimate that we have approximately $3.00 per share of unrealized gains across our owned property assets today. With over $880 million of cash and undrawn debt capacity, our liquidity remains strong and we remain well positioned to selectively deploy capital going forward,” commented Barry Sternlicht, Chairman and CEO of Starwood Property Trust.

Supplemental Schedules

The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders.  Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Webcast and Conference Call Information

The Company will host a live webcast and conference call on Thursday, November 5, 2020, at 10:00 a.m. Eastern Time.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software.  The webcast is available at www.starwoodpropertytrust.com in the Investor Relations section of the website.  The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in.

To Participate via Telephone Conference Call:

Dial in at least 15 minutes prior to start time.

Domestic:  1-877-407-9039

International:  1-201-689-8470

Conference Call Playback:

Domestic: 1-844-512-2921

International: 1-412-317-6671

Passcode: 13709052

The playback can be accessed through November 12, 2020.

About Starwood Property Trust, Inc.

Starwood Property Trust (NYSE: STWD), is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. An affiliate of global private investment firm Starwood Capital Group, the Company has successfully deployed over $65 billion of capital since inception and manages a portfolio of over $17 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.

Forward-Looking Statements

Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions. Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the severity and duration of economic disruption caused by the COVID-19 global pandemic, completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, availability of financing and other risks detailed under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and our quarterly report on Form 10-Q for the quarter ended September 30, 2020, as well as other risks and uncertainties set forth from time to time in the Company's reports filed with the SEC.

In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum

Starwood Property Trust

Phone: 203-422-7788

Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the three months ended September 30, 2020

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$149,972	$17,835	$—	$1,597	$—	$169,404	$—	$169,404
Interest income from investment securities	21,385	635	—	23,587	—	45,607	(33,421)	12,186
Servicing fees	110	—	—	13,749	—	13,859	(4,311)	9,548
Rental income	2,014	—	63,925	10,039	—	75,978	—	75,978
Other revenues	66	101	48	98	—	313	(2)	311
Total revenues	173,547	18,571	63,973	49,070	—	305,161	(37,734)	267,427
Costs and expenses:
Management fees	297	—	—	221	22,596	23,114	13	23,127
Interest expense	38,422	8,914	16,180	5,425	27,040	95,981	—	95,981
General and administrative	12,483	3,568	1,094	18,813	3,436	39,394	84	39,478
Acquisition and investment pursuit costs	757	62	—	65	—	884	—	884
Costs of rental operations	643	—	24,302	4,577	—	29,522	—	29,522
Depreciation and amortization	430	87	19,130	3,934	—	23,581	—	23,581
Credit loss provision (reversal), net	782	(4,369)	—	—	—	(3,587)	—	(3,587)
Other expense	77	—	95	—	—	172	—	172
Total costs and expenses	53,891	8,262	60,801	33,035	53,072	209,061	97	209,158
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	58,585	58,585
Change in fair value of servicing rights	—	—	—	3,960	—	3,960	(3,326)	634
Change in fair value of investment securities, net	13,611	—	—	3,249	—	16,860	(17,059)	(199)
Change in fair value of mortgage loans, net	59,402	—	—	1,982	—	61,384	—	61,384
Earnings (loss) from unconsolidated entities	3,253	(80)	—	358	—	3,531	(339)	3,192
(Loss) gain on derivative financial instruments, net	(28,577)	110	(313)	38	645	(28,097)	—	(28,097)
Foreign currency gain, net	25,302	110	14	26	—	25,452	—	25,452
Other (loss) income, net	—	—	(1)	358	—	357	—	357
Total other income (loss)	72,991	140	(300)	9,971	645	83,447	37,861	121,308
Income (loss) before income taxes	192,647	10,449	2,872	26,006	(52,427)	179,547	30	179,577
Income tax (provision) benefit	(16,700)	(86)	—	1,943	—	(14,843)	—	(14,843)
Net income (loss)	175,947	10,363	2,872	27,949	(52,427)	164,704	30	164,734
Net income attributable to non-controlling interests	(3)	—	(5,072)	(7,795)	—	(12,870)	(30)	(12,900)
Net income (loss) attributable to Starwood Property Trust, Inc.	$175,944	$10,363	$(2,200)	$20,154	$(52,427)	$151,834	$—	$151,834

Definition of Core Earnings

Core Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT.  For the Company’s purposes, Core Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles and any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors.

Reconciliation of Net Income to Core Earnings

For the three months ended September 30, 2020

(Amounts in thousands except per share data)

	Commercial
	and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing
	Segment	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	175,944	10,363	(2,200)	20,154	(52,427)	151,834
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	5,072	—	—	5,072
Non-cash equity compensation expense	1,015	(126)	54	1,215	4,131	6,289
Acquisition and investment pursuit costs	(163)	—	(89)	—	—	(252)
Depreciation and amortization	370	78	19,191	3,525	—	23,164
Credit loss reversal, net	(259)	(4,369)	—	—	—	(4,628)
Interest income adjustment for securities	(1,035)	—	—	1,914	—	879
Extinguishment of debt, net	—	—	—	—	(246)	(246)
Income tax provision associated with fair value adjustments	5,519	—	—	879	—	6,398
Other non-cash items	3	—	(713)	225	158	(327)
Reversal of GAAP unrealized (gains) / losses on:
Loans	(59,402)	—	—	(1,982)	—	(61,384)
Securities	(13,611)	—	—	(3,249)	—	(16,860)
Derivatives	28,336	(173)	(1,377)	(551)	4,380	30,615
Foreign currency	(25,302)	(110)	(14)	(26)	—	(25,452)
(Earnings) loss from unconsolidated entities	(3,253)	80	—	(358)	—	(3,531)
Recognition of Core realized gains / (losses) on:
Loans	49,241	—	—	6,201	—	55,442
Securities	—	—	—	(4,318)	—	(4,318)
Derivatives	(11,625)	—	(35)	(7,341)	—	(19,001)
Foreign currency	799	(5)	16	26	—	836
Earnings (loss) from unconsolidated entities	3,352	(80)	—	772	—	4,044
Core Earnings (Loss)	$149,929	$5,658	$19,905	$17,086	$(44,004)	$148,574
Core Earnings (Loss) per Weighted Average Diluted Share	$0.51	$0.02	$0.06	$0.06	$(0.15)	$0.50

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the nine months ended September 30, 2020

(Amounts in thousands)

	Commercial
	and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$492,489	$59,374	$—	$6,071	$—	$557,934	$—	$557,934
Interest income from investment securities	57,358	2,019	—	73,311	—	132,688	(90,618)	42,070
Servicing fees	424	—	—	28,782	—	29,206	(8,207)	20,999
Rental income	2,782	—	191,452	28,600	—	222,834	—	222,834
Other revenues	298	344	228	891	—	1,761	(5)	1,756
Total revenues	553,351	61,737	191,680	137,655	—	944,423	(98,830)	845,593
Costs and expenses:
Management fees	987	—	—	680	85,257	86,924	46	86,970
Interest expense	134,243	31,709	49,243	18,796	83,670	317,661	(162)	317,499
General and administrative	29,230	12,328	3,453	54,490	11,105	110,606	251	110,857
Acquisition and investment pursuit costs	2,195	1,179	12	(3)	—	3,383	—	3,383
Costs of rental operations	2,409	—	71,857	13,102	—	87,368	—	87,368
Depreciation and amortization	1,275	246	57,571	11,890	—	70,982	—	70,982
Credit loss provision, net	52,293	2,991	—	—	—	55,284	—	55,284
Other expense	230	—	432	—	—	662	—	662
Total costs and expenses	222,862	48,453	182,568	98,955	180,032	732,870	135	733,005
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	64,353	64,353
Change in fair value of servicing rights	—	—	—	9,606	—	9,606	(11,934)	(2,328)
Change in fair value of investment securities, net	(8,814)	—	—	(36,026)	—	(44,840)	47,972	3,132
Change in fair value of mortgage loans, net	56,895	—	—	22,805	—	79,700	—	79,700
Earnings (loss) from unconsolidated entities	3,975	(1,198)	—	30,504	—	33,281	(1,216)	32,065
(Loss) gain on sale of investments and other assets, net	(961)	296	—	7,433	—	6,768	—	6,768
(Loss) gain on derivative financial instruments, net	(9,508)	(1,328)	(35,150)	(22,896)	34,397	(34,485)	—	(34,485)
Foreign currency (loss) gain, net	(1,757)	(53)	(53)	2	—	(1,861)	—	(1,861)
Loss on extinguishment of debt	(22)	(170)	(2,185)	—	—	(2,377)	—	(2,377)
Other income, net	—	—	240	447	—	687	—	687
Total other income (loss)	39,808	(2,453)	(37,148)	11,875	34,397	46,479	99,175	145,654
Income (loss) before income taxes	370,297	10,831	(28,036)	50,575	(145,635)	258,032	210	258,242
Income tax (provision) benefit	(15,535)	3	—	8,716	—	(6,816)	—	(6,816)
Net income (loss)	354,762	10,834	(28,036)	59,291	(145,635)	251,216	210	251,426
Net income attributable to non-controlling interests	(10)	—	(15,294)	(11,191)	—	(26,495)	(210)	(26,705)
Net income (loss) attributable to Starwood Property Trust, Inc.	$354,752	$10,834	$(43,330)	$48,100	$(145,635)	$224,721	$—	$224,721

Reconciliation of Net Income to Core Earnings

For the nine months ended September 30, 2020

(Amounts in thousands except per share data)

	Commercial
	and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing
	Segment	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	354,752	10,834	(43,330)	48,100	(145,635)	224,721
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	15,294	—	—	15,294
Non-cash equity compensation expense	3,563	821	185	3,725	14,147	22,441
Management incentive fee	—	—	—	—	15,799	15,799
Acquisition and investment pursuit costs	401	—	(266)	(72)	—	63
Depreciation and amortization	1,095	208	57,808	10,669	—	69,780
Credit loss provision, net	51,252	2,991	—	—	—	54,243
Interest income adjustment for securities	238	—	—	9,856	—	10,094
Extinguishment of debt, net	—	—	—	—	(739)	(739)
Income tax provision (benefit) associated with fair value adjustments	1,612	—	—	(955)	—	657
Other non-cash items	10	—	(1,689)	703	470	(506)
Reversal of GAAP unrealized (gains) / losses on:
Loans	(56,895)	—	—	(22,805)	—	(79,700)
Securities	8,814	—	—	36,026	—	44,840
Derivatives	8,816	1,260	32,593	21,986	(23,509)	41,146
Foreign currency	1,757	53	53	(2)	—	1,861
(Earnings) loss from unconsolidated entities	(3,975)	1,198	—	(30,504)	—	(33,281)
Recognition of Core realized gains / (losses) on:
Loans	45,742	(62)	—	22,759	—	68,439
Securities	—	—	—	(8,711)	—	(8,711)
Derivatives	(3,853)	118	(439)	(13,438)	—	(17,612)
Foreign currency	(5,441)	(147)	(53)	2	—	(5,639)
Earnings (loss) from unconsolidated entities	2,772	(813)	—	17,502	—	19,461
Sales of properties	—	—	—	(5,789)	—	(5,789)
Core Earnings (Loss)	$410,660	$16,461	$60,156	$89,052	$(139,467)	$436,862
Core Earnings (Loss) per Weighted Average Diluted Share	$1.39	$0.06	$0.20	$0.30	$(0.47)	$1.48

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet by Segment

As of September 30, 2020

(Amounts in thousands)

	Commercial
	and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Assets:
Cash and cash equivalents	$19,111	$994	$38,119	$22,054	$298,844	$379,122	$748	$379,870
Restricted cash	69,351	31,515	7,632	22,838	—	131,336	—	131,336
Loans held-for-investment, net	9,373,503	1,544,068	—	1,081	—	10,918,652	—	10,918,652
Loans held-for-sale	747,654	—	—	265,019	—	1,012,673	—	1,012,673
Investment securities	1,152,362	39,813	—	1,097,322	—	2,289,497	(1,544,384)	745,113
Properties, net	27,123	—	1,983,124	197,575	—	2,207,822	—	2,207,822
Intangible assets	—	—	41,946	70,374	—	112,320	(38,181)	74,139
Investment in unconsolidated entities	50,850	24,664	—	45,236	—	120,750	(16,366)	104,384
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Derivative assets	25,805	—	54	1,250	37,716	64,825	—	64,825
Accrued interest receivable	72,344	3,244	—	334	3,484	79,406	(1,376)	78,030
Other assets	24,705	4,216	70,369	52,352	11,829	163,471	3	163,474
VIE assets, at fair value	—	—	—	—	—	—	64,477,475	64,477,475
Total Assets	$11,562,808	$1,767,923	$2,141,244	$1,915,872	$351,873	$17,739,720	$62,877,919	$80,617,639
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$36,378	$8,545	$49,758	$35,796	$70,956	$201,433	$58	$201,491
Related-party payable	—	—	—	5	22,091	22,096	—	22,096
Dividends payable	—	—	—	—	138,264	138,264	—	138,264
Derivative liabilities	8,839	1,516	—	3,097	—	13,452	—	13,452
Secured financing agreements, net	5,576,092	1,243,001	1,793,731	614,055	389,013	9,615,892	—	9,615,892
Collateralized loan obligations, net	929,931	—	—	—	—	929,931	—	929,931
Unsecured senior notes, net	—	—	—	—	1,934,555	1,934,555	—	1,934,555
VIE liabilities, at fair value	—	—	—	—	—	—	62,876,265	62,876,265
Total Liabilities	6,551,240	1,253,062	1,843,489	652,953	2,554,879	12,855,623	62,876,323	75,731,946
Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	2,918	2,918	—	2,918
Additional paid-in capital	1,165,764	509,848	115,246	(124,805)	3,534,663	5,200,716	—	5,200,716
Treasury stock	—	—	—	—	(133,024)	(133,024)	—	(133,024)
Accumulated other comprehensive income (loss)	42,350	—	—	(65)	—	42,285	—	42,285
Retained earnings (accumulated deficit)	3,803,336	5,013	(42,898)	1,243,098	(5,607,563)	(599,014)	—	(599,014)
Total Starwood Property Trust, Inc. Stockholders’ Equity	5,011,450	514,861	72,348	1,118,228	(2,203,006)	4,513,881	—	4,513,881
Non-controlling interests in consolidated subsidiaries	118	—	225,407	144,691	—	370,216	1,596	371,812
Total Equity	5,011,568	514,861	297,755	1,262,919	(2,203,006)	4,884,097	1,596	4,885,693
Total Liabilities and Equity	$11,562,808	$1,767,923	$2,141,244	$1,915,872	$351,873	$17,739,720	$62,877,919	$80,617,639